UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096

Investment Grade Municipal Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2009

Item 1.  Reports to Stockholders.

Investment Grade Municipal
Income Fund Inc.
Semiannual Report
March 31, 2009

Investment Grade Municipal Income Fund Inc.

May 15, 2009

Dear shareholder,
We present you with the semiannual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the six months ended March 31, 2009.

Performance
Over the six-month period, the Fund gained 4.23% on a net asset value basis and 3.13% on a market price basis. Over the same period, the Fund’s peer group, the Lipper General Municipal Debt Funds (Leveraged) category, posted a median net asset value decline of 2.64%, and a median market price gain of 5.74%. Finally, the Fund’s benchmark, the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index, the “Index”), gained 5.00%. (For more performance information, please refer to “Performance at a glance” on page 9.)	Investment Grade Municipal
Income Fund Inc.

Investment goal:
High level of current income
exempt from federal income
tax, consistent with
preservation of capital

Portfolio Manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement:
November 6, 1992

NYSE symbol:
PPM

Dividend payments:
Monthly

The Fund significantly outperformed its peers on a net asset value basis, but lagged its peers on a market price basis. In addition, the Fund underperformed the Index, in large part due to its underweight to shorter-term (five-year) municipal bond issues. The Fund’s exposure to certain lower-quality investment grade securities also detracted from returns—as did investments subject to the alternative minimum tax (AMT). Over the longer term, however, we continue to believe the Fund will likely be compensated for the additional credit risk and tax features that these securities entail.

The Fund’s use of leverage over the period helped it generate a higher yield for common stockholders. It also contributed positively to overall results, as the municipal market generated a positive return during the reporting period. As of March 31, 2009, leverage accounted for 42.9% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.

As of March 31, 2009, the Fund was trading at a discount of 12.7%, while the median discount of its Lipper peer group was 7.9%. A fund

Investment Grade Municipal Income Fund Inc.

trades at a discount when the market price at which its shares trade is less than its net asset value. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its net asset value per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. Net asset value per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

During the reporting period, the Fund continued to have outstanding auction preferred shares (“APS”). As we wrote in the Fund’s previous shareholder report, auction preferred shares, which are a type of preferred stock issued by many closed-end funds, are used to leverage the Fund’s investments (that is, buy more municipal securities). In utilizing leverage, the Fund sought to generate incremental yields and returns for the Fund’s common shareholders. (For purposes of clarification, purchasers of APS in a closed-end fund are known as “preferred shareholders,” while the remaining investors are known as “common shareholders.”)

Throughout the reporting period, APS auctions continued to “fail” as existing holders of APS looking to sell their shares through the auction process were unable to do so due to insufficient buy orders. We’d like to again point out that these failed auctions were not “credit events” for the Fund. In other words, they weren’t caused by, nor did they result in, a default by the Fund. Rather, they were liquidity events that impacted a closed-end fund’s preferred and common shareholders differently.

In the previous shareholder report, we noted that the Fund had engaged in a partial redemption of APS in September. The September redemption was coordinated with the implementation of a Tender Option Bond (“TOB”) program as an alternative source of leverage to replace the redeemed APS, leaving the overall amount of leverage roughly unchanged. This also had the benefit of diversifying potential sources of leverage.

At the end of 2008, the Fund engaged in another partial redemption of APS, approximately 11.1% of its total outstanding APS at that time. This second partial redemption decreased the level of the Fund’s leverage. The decrease helped to ensure that the Fund would continue to meet its asset coverage requirements in the difficult market environment, which is key to the ability of a closed-end fund to continue paying dividends on its common stock. This also helped adjust the amount of leverage to current market opportunities.

Investment Grade Municipal Income Fund Inc.

An interview with Portfolio Manager Kevin McIntyre
Q.	How would you describe the economic environment during the reporting period?
A.	When the reporting period began, there continued to be hope that if the US fell into a recession, it would be modest and brief. By the end of the period, the question was no longer if a recession would occur, it was how long it would last and how severe it was going to be.

Following a sharp decline in personal spending, the intensification of the credit crunch and ongoing housing market weakness, gross domestic product (GDP) declined 0.5% in the third calendar quarter of 2008. The slump continued into the fourth calendar quarter, when GDP declined 6.3%. The economy remained weak at the start of 2009, with the advance estimate for first calendar quarter GDP showing a decline of 6.1%.

Near the end of 2008, the National Bureau of Economic Research (NBER) formally declared that the US economy was in a recession, placing its start back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	The Fed has been aggressive in attempting to stabilize the markets, adding billions of dollars into the financial system in an attempt to keep the US economy from falling into a prolonged recession. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and began to implement its Troubled Asset Relief Program (TARP).

The new administration in Washington has put the revival of the economy on the front burner. In February, President Obama signed into law a $787 billion stimulus package. More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $500 billion to $1 trillion of toxic mortgage assets from bank balance sheets.

In further support of the economy, the Fed reduced the fed funds rate on several occasions during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for

Investment Grade Municipal Income Fund Inc.

funds they borrow on an overnight basis.) When the period began, the fed funds rate was 2.00%.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action, lowering the rate on October 8, 2008 in a coordinated interest rate cut with other central banks from around the world. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29, 2008. Together, these moves brought the federal funds rate to 1.00%. Then, at its December 16, 2008 meeting, the Fed aggressively cut the rate to a range of 0.00% to 0.25%—a record low. This rate was subsequently maintained at the Fed meetings that took place in January, March and April 2009.

Q.	How did the bond market perform in this environment?
A.	As was the case with the stock market, the fixed income markets experienced periods of extreme volatility during the reporting period. Treasury yields fluctuated as investors responded to a stream of news regarding the economy and the US government’s attempts to restore order to the financial markets and stimulate economic growth. Treasury yields ultimately moved lower (and their prices moved higher) given the Fed’s numerous interest rate cuts and periods of extreme investor risk aversion. During the six-month reporting period, two-year Treasury yields fell from 2.00% to 0.81%, while 10-year Treasury yields moved from 3.85% to 2.71%.

The municipal bond market faced a number of challenges during the reporting period. In addition to periods of extreme investor risk aversion, there were concerns regarding the downgrades of several monoline bond insurers, as well as severely reduced liquidity in many areas and fears that the rapidly deteriorating economy may impact municipalities and their ability to meet their debt obligations.

In terms of performance, the municipal market rallied during the first quarter of 2009 in response to increased investor risk appetite and compelling yields offered by municipal securities, and the tax-free market outperformed its taxable counterpart over the reporting period as a whole. During the six months ended March 31, 2009, municipal bonds, as measured by the Barclays Capital Municipal Bond Index, gained 5.00%, versus a 4.70% return for the Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), a measure of the US taxable bond market.

Investment Grade Municipal Income Fund Inc.

Q.	What is bond insurance, and how did the issues related to some monoline bond insurers affect the Fund?
A.	In the past, many bond issuers used bond insurance to improve the credit quality of securities that they planned to issue. Their goal was to make it easier and less expensive to access the credit markets. Bond insurance was intended to increase credit quality by offering protection against default by the issuer, or a downgrade if the bond issuer could not meet its obligations to pay interest and principal to bondholders in a timely manner. Companies whose primary line of business is to provide insurance services to one industry are called “monoline” insurers.

Prior to 2007, no major monoline insurer had ever been downgraded, or had ever defaulted. However, beginning in 2007, the severe weakness in the housing market and the global credit crisis caused subprime and adjustable rate mortgages and related securities to experience extreme strains. At the same time, many monoline bond insurers posted losses as insured structured products appeared headed for default. As a result, several major insurers were downgraded by the major ratings agencies and lost their AAA ratings. We have also seen utilization of bond insurance fall significantly.

The turmoil in this portion of the market negatively impacted the value of certain municipal bonds. While the Fund’s primary focus was not on insured bonds, it did hold securities that were negatively impacted by the issues related to monoline insurers. Looking ahead, we believe that the recent events surrounding many of the monoline insurers will cause the market to place an increasing emphasis on the underlying credit quality of the issuers of insured bonds.

Q.	In general terms, how did you position the Fund?
A.	When the reporting period began, the Fund’s duration was modestly shorter than that of its benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.) As the period progressed, we extended the Fund’s duration, which benefited performance.

Overall, the Fund’s yield curve positioning detracted from results. The Fund was underweight the one- to 10-year portion of the yield curve in relation to the benchmark, which hurt performance as that area generated better results than its longer-term counterparts. In addition, an overweight to issues in the intermediate (10- to 20-year) area of the curve was not rewarded during the reporting period.

Investment Grade Municipal Income Fund Inc.

Q.	Which sector positions were important for the Fund?
A.	Throughout the reporting period, we continued to place an emphasis on essential service revenue bonds. We maintained this stance as we felt that this portion of the municipal market would hold up relatively well in the rapidly weakening economic environment. In particular, we focused on those securities that we believed offered attractive levels of revenue and better earnings stability than some other sectors of the municipal market, benefiting performance.

The Fund also maintained an emphasis on both university and airport sector bonds during the reporting period. While higher-rated university bonds benefited performance, lesser-rated issues detracted from performance, as did airport bonds. However, we believe that this positioning is likely to be rewarded over the longer term.

The Fund’s exposure to the hospital and tobacco sectors detracted from results during the reporting period as they performed poorly. While the Fund benefited from its exposure to pre-refunded municipal bonds,* its underweight versus the benchmark detracted from relative results. Pre-refunded bonds were among the best-performing sectors in the municipal market during the reporting period. However, the Fund remained underweight to these issues due to its relative underweight to the shorter portion of the yield curve.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities is issued by a fairly small number of states. As of March 31, 2009, approximately 52% of the Fund’s holdings were in the securities of issuers in five states: California, Texas, Illinois, New York and Washington.

We focus our efforts on purchasing bonds from states that are, in our view, experiencing improved fiscal health and offering attractively valued municipal bonds. This was challenging at times, given the overall reduced liquidity in the market. However, we were able to increase the Fund’s exposure to Texas and Washington, both of which positively contributed to results. We continue to maintain an underweight to California, with a focus on essential services, hospitals and universities, while avoiding general obligations of the state.

*	Pre-refunded bonds are issues that are scheduled to be called (retired) on the first possible call date. These bonds are not immediately retired, but rather are secured by an escrow fund that is backed by high-quality US government bonds. The rating of the refunded bond generally assumes the rating of the government obligations at the time the escrow fund is established.

Investment Grade Municipal Income Fund Inc.

Q.	What is your outlook for the economy and the municipal bond market?
A.	Despite significant risks that clearly remain on a number of fronts, we believe the unprecedented policy response by governments globally, combined with the inherently cyclical nature of the global economy, will eventually lead back to economic growth.

We remain cautiously optimistic in terms of the municipal bond market. Even with its strong performance during the first quarter of 2009, we believe that it continues to be attractively valued, as municipal yields remain higher than comparable Treasuries on an after-tax basis. In addition, we believe that the US government’s stimulus package is likely to support both state and local municipalities. That said, certain challenges remain, including budgetary deficits and continued potential for reduced liquidity in the municipal market.

Against this backdrop, we believe that fundamental credit research and a focus on long-term value will continue to be critical to our investment process. As the credit crisis has progressed, the credit characteristics of the market have changed, with AAA-rated bonds becoming harder to find at attractive prices.

In closing, we should also note two factors, in particular, that impacted the level of Fund expenses over the six-month reporting period. First, there were certain costs related to the partial redemption of APS in December and the introduction of the Tender Option Bond (“TOB”) Program in September as a diversifying source of leverage. These costs were offset to some degree by the relatively lower interest rates paid to borrow through the TOB Program versus the rates paid on the APS. Because of various financial statement presentation requirements, the costs of leverage via the TOB Program are presented differently than costs associated with APS.

Second, considerable resources were expended by the Fund, its Board and the Fund’s advisor in time, money and effort to address attacks by certain activist investors. These attacks diverted resources from the management of your Fund. Although the advisor waived a significant percentage of its advisory fee during the reporting period, these expenses negatively impacted the Fund.

Investment Grade Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. Please note that the Fund’s Board is sending a separate communication regarding a shareholder proposal put forth at this January’s shareholder meeting; therefore, that topic isn’t focused upon in this letter. For additional information regarding your Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Investment Grade Municipal Income Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2009. The views and opinions in the letter were current as of May 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your Financial Advisor regarding your personal investment program.

Investment Grade Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 03/31/09

Net asset value returns	6 months	1 year	5 years	10 years

Investment Grade Municipal Income Fund Inc.	4.23%	(3.28)%	1.45%	3.62%

Lipper General Municipal Debt Funds (Leveraged) median	(2.64)	(9.60)	0.90	3.62

Market price returns

Investment Grade Municipal Income Fund Inc.	3.13%	(3.14)%	0.10%	3.56%

Lipper General Municipal Debt Funds (Leveraged) median	5.74	(11.69)	(0.28)	3.23

Index returns

Barclays Capital Municipal Bond Index	5.00%	2.27%	3.21%	4.60%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 03/31/09

Market price	$11.25

Net asset value (per share applicable to common shareholders)	$12.88

March 2009 dividend	$0.0725

Market yield(1)	7.73%

NAV yield(1)	6.75%

(1)	Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	03/31/09		09/30/08		03/31/08

Net assets applicable to common shareholders (mm)	$133.4		$131.7		$145.5

Weighted average maturity	15.0	yrs	13.0	yrs	15.7	yrs

Weighted average modified duration	7.4	yrs	7.6	yrs	6.0	yrs

Weighted average coupon	5.2%		5.2%		5.1%

Leverage(1)	42.8%		45.4%		42.7%

Securities subject to Alternative Minimum Tax (AMT)(2)	14.6%		16.6%		16.8%

Maturing within five years(2)	5.3%		4.1%		0.5%

Maturing beyond five years(2)	94.7%		95.9%		99.5%

Portfolio composition(3)	03/31/09		09/30/08		03/31/08

Long-term municipal bonds	106.6%		103.9%		98.8%

Short-term municipal notes	1.0		3.5		0.5

Futures	—		0.0	(4)	(0.0)	(4)

Other assets less liabilities	(7.6)		(7.4)		0.7

Total	100.0%		100.0%		100.0%

Credit quality(2)	03/31/09		09/30/08		03/31/08

AAA	12.6%		15.4%		38.5%

AA	41.3		45.3		21.6

A	15.4		13.1		15.1

A-1+	0.9		2.0		0.5

BBB	13.9		14.9		15.1

Nonrated	15.9		9.3		9.2

Total	100.0%		100.0%		100.0%

(1)	Includes leverage attributable to both the Fund’s Auction Preferred Shares and the Tender Option Bond Program as a percentage of total assets. Leverage may vary.

(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the dates indicated.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	03/31/09		09/30/08		03/31/08

California	13.5%	California	12.8%	California	20.3%

Texas	12.4	Texas	10.6	Texas	9.9

Washington	9.4	Illinois	8.8	New York	9.7

Illinois	8.3	Washington	8.6	Illinois	8.4

New York	8.3	New York	8.0	Ohio	7.4

Total	51.9%		48.8%		55.7%

Top five sectors(1)	03/31/09		09/30/08		03/31/08

University	16.1%	Hospital	14.8%	Hospital	14.9%

Airport	15.2	University	13.4	University	13.5

Hospital	15.1	Airport	12.8	Airport	13.2

Power	10.6	Power	10.7	General obligations	10.8

Lease	8.9	Lease	8.9	Water	10.0

Total	65.9%		60.6%		62.4%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	Amount	Value

Long-term municipal bonds—170.54%

Alaska—2.12%
Alaska International Airports Revenue
Refunding-Series A (MBIA, Inc. Insured)
5.000%, due 10/01/19(1)	Aa3	AA-	$1,000,000	$953,080

5.000%, due 10/01/20(1)	Aa3	AA-	1,000,000	944,120

5.000%, due 10/01/21(1)	Aa3	AA-	1,000,000	933,780

				2,830,980

Arizona—1.89%
Arizona State Transportation
Board Highway Revenue-Series B
5.250%, due 07/01/18	Aa1	AAA	2,380,000	2,525,180

Arkansas—0.83%
Little Rock Capital Improvement Revenue
Parks & Recreation Projects-Series A
5.700%, due 01/01/18	NR	NR	1,230,000	1,105,684

California—23.25%
California Educational Facilities Authority
Revenue Refunding-Pepperdine
University-Series A (FGIC Insured)
5.000%, due 09/01/33	Aa3	AA-	5,000,000	4,486,850

California Health Facilities Financing
Authority Revenue-Kaiser
Permanente-Series A
5.250%, due 04/01/39	NR	A+	5,000,000	4,168,200

Los Angeles Water & Power Revenue
Power System-Series A,
Subseries A-2 (MBIA, Inc. Insured)
5.000%, due 07/01/27	Aa3	AA-	5,000,000	4,934,850

Sacramento County Sanitation District
Financing Authority Revenue
Refunding (AMBAC Insured)
5.000%, due 12/01/27	Aa3	AA	8,000,000	7,894,400

San Diego County Regional Airport
Authority Airport Revenue
Refunding (AMBAC Insured)
5.250%, due 07/01/16(1)	A1	A+	2,600,000	2,593,578

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

California—(concluded)
San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (MBIA, Inc. Insured)
5.000%, due 11/01/25	A1	AA-	$2,000,000	$2,006,420

University of California Revenue-
Series A (AMBAC Insured)
5.000%, due 05/15/28	Aa1	AA	5,000,000	4,930,700

				31,014,998

Colorado—5.31%
Colorado Health Facilities Authority
Revenue-Adventist Health-Series E
(Pre-refunded with US Government
Obligations to 11/15/16 @ 100)
5.125%, due 11/15/18	A1	A+	160,000	187,984

5.125%, due 11/15/19	A1	A+	160,000	187,984

Colorado Health Facilities Authority
Revenue-Unrefunded
Balance-Adventist-Series E
5.125%, due 11/15/18	A1	A+	2,840,000	2,849,599

5.125%, due 11/15/19	A1	A+	2,840,000	2,808,931

University of Colorado
Participation Interests
6.000%, due 12/01/13	NR	A+	1,037,351	1,041,843

				7,076,341

Florida—7.41%
Florida State Board of Education
Capital Outlay-Series E (FGIC Insured)
5.000%, due 06/01/24	Aa1	AAA	3,350,000	3,382,160

Florida State Board of Education
Lottery Revenue-Series B
(BHAC-CR, NATL-RE)
5.000%, due 07/01/26(2),(3)	Aa1	AAA	3,905,000	3,962,702

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured)
5.000%, due 10/01/18(1)	A2	A-	2,700,000	2,543,535

				9,888,397

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Illinois—14.22%
Chicago O’Hare International Airport
Revenue-General-Third Lien-Series D
(MBIA, Inc. Insured)
5.000%, due 01/01/26(1)	A1	AA-	$8,000,000	$6,917,600

Chicago Transit Authority Capital
Grant Receipts Revenue Federal
Transit Administration Section 5309
(Assured Guaranty Insured)
5.250%, due 06/01/24	Aa2	AAA	1,500,000	1,565,535

Illinois Educational Facilities Authority
Revenue Refunding-Augustana
College-Series A
5.625%, due 10/01/22	Baa1	NR	1,200,000	1,047,900

Illinois Finance Authority Revenue-
University of Chicago-Series A
5.000%, due 07/01/34	Aa1	AA	6,000,000	5,914,860

Illinois Municipal Electric Agency Power
Supply-Series A (FGIC Insured)
5.250%, due 02/01/17	A1	AA-	3,000,000	3,271,170

Metropolitan Pier & Exposition Authority
Dedicated State Tax Revenue
6.500%, due 06/15/27	A1	AAA	250,000	250,338

				18,967,403

Indiana—5.33%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue
Refunding-Clarian Health
Obligation Group-Series B
5.000%, due 02/15/21	A2	A+	4,000,000	3,588,080

Indianapolis Airport Authority
Revenue Refunding-Special
Facilities-FedEx Corp. Project
5.100%, due 01/15/17(1)	Baa2	BBB	4,000,000	3,516,240

				7,104,320

Kentucky—1.55%
Kenton County Airport Board Airport
Revenue-Cincinnati/Northern
Kentucky-Series B (MBIA, Inc. Insured)
5.500%, due 03/01/18(1)	A3	AA-	2,080,000	2,061,134

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Massachusetts—4.33%
Massachusetts Health & Educational
Facilities Authority Revenue-Harvard
University-Series DD
5.000%, due 07/15/35	Aaa	AAA	$5,000,000	$5,029,700

Massachusetts Port Authority Revenue-US
Airways Project (MBIA, Inc. Insured)
6.000%, due 09/01/21(1)	Baa1	AA-	1,000,000	751,420

				5,781,120

Michigan—5.65%
Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D
5.000%, due 08/15/25	Aa2	AA	5,000,000	4,721,800

Michigan State Hospital Finance
Authority Revenue-Trinity Health
Credit Group-Series A
5.000%, due 12/01/26	Aa2	AA	3,000,000	2,809,080

				7,530,880

Minnesota—1.08%
Shakopee Health Care Facilities
Revenue-Saint Francis Regional
Medical Center
5.000%, due 09/01/17	NR	BBB	1,500,000	1,438,230

New Jersey—5.97%
New Jersey Transportation Trust Fund
Authority Transportation
System-Series A
5.250%, due 12/15/20	A1	AA-	5,000,000	5,219,400

Tobacco Settlement Financing
Corp.-Series 1-A
4.500%, due 06/01/23	Baa3	BBB	3,760,000	2,745,402

				7,964,802

New York—14.21%
Metropolitan Transportation Authority
New York Dedicated Tax Fund-Series A
(FSA Insured)
5.250%, due 11/15/24	Aa3	AAA	1,765,000	1,790,433

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

New York—(concluded)
New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project
5.500%, due 01/01/15(1)	A3	BBB+	$2,000,000	$1,873,200

New York City Industrial Development
Agency Special Facilities Revenue-
Terminal One Group Association Project
(Mandatory Put 01/01/16 @ 100)
5.500%, due 01/01/17(1),(4)	A3	BBB+	2,750,000	2,554,255

5.500%, due 01/01/18(1),(4)	A3	BBB+	3,250,000	2,978,430

Triborough Bridge & Tunnel Authority
Revenue Refunding-Series B
5.250%, due 11/15/19	Aa2	AA-	3,140,000	3,346,204

Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
5.250%, due 11/15/30	Aa3	A+	6,400,000	6,412,608

				18,955,130

North Carolina—9.31%
North Carolina Capital Facilities
Finance Agency Revenue-Duke
University Project-Series B
5.000%, due 10/01/38	Aa1	AA+	4,100,000	4,116,031

North Carolina Eastern Municipal Power
Agency Power System Revenue-Series A
(Escrowed to Maturity)
6.400%, due 01/01/21	Baa1	AAA	3,065,000	3,781,352

North Carolina Medical Care Commission
Health Care Facilities Revenue-Novant
Health Obligation Group
5.000%, due 11/01/34	Aa3	A+	5,000,000	4,512,900

				12,410,283

Ohio—12.38%
Buckeye Tobacco Settlement Financing
Authority Asset-Backed Senior
Turbo-Series A-2
5.125%, due 06/01/24	Baa3	BBB	9,615,000	6,863,380

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Ohio—(concluded)
Ohio State Higher Education-Series B
5.250%, due 11/01/17	Aa1	AA+	$1,185,000	$1,298,262

Ohio State Water Development
Authority Water Pollution Control
Revenue-Water Quality
5.000%, due 06/01/24 (2),(3)	Aaa	AAA	8,000,000	8,351,440

				16,513,082

Pennsylvania—1.81%
Susquehanna Area Regional Airport
Authority Airport System
Revenue-Subseries D
5.375%, due 01/01/18	Ba1	NR	3,000,000	2,417,670

Puerto Rico—6.98%
Puerto Rico Commonwealth
Highway & Transportation Authority
Revenue Refunding-Series N
5.500%, due 07/01/22	Baa3	BBB	3,000,000	2,601,120

Puerto Rico Housing Finance Authority
Capital Fund Program-Unrefunded
Balance (HUD Insured)
5.000%, due 12/01/18	Aa3	AA+	1,030,000	1,047,840

University of Puerto Rico-Revenue
System-Series Q
5.000%, due 06/01/17	Baa2	BBB-	6,465,000	5,655,711

				9,304,671

South Carolina—8.30%
Charleston Educational Excellence
Financing Corp. Revenue-Charleston
County School District Project
5.000%, due 12/01/24	A1	AA-	5,000,000	4,936,050

Greenville County School District
Installment Purchase Refunding-
Building Equity Sooner-Series AGC
5.000%, due 12/01/24	Aa3	AA	5,000,000	5,044,050

Greenville Waterworks Revenue
5.250%, due 02/01/20	Aa1	AAA	1,000,000	1,086,150

				11,066,250

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

South Daktota—0.43%
Standing Rock New Public Housing
6.000%, due 08/07/13(5)	NR	NR	$656,409	$575,657

Tennessee—0.73%
Memphis-Shelby County Airport
Authority Airport Revenue-Series D
(AMBAC Insured)
6.000%, due 03/01/24(1)	A2	A	1,000,000	976,850

Texas—21.35%
Coastal Bend Health Facilities
Development Corp.-Incarnate Word
Health System-Series A (Escrowed to
Maturity) (AMBAC Insured)
6.300%, due 01/01/17	Baa1	A	3,065,000	3,550,435

Harris County Texas Lease
6.750%, due 05/01/20(6)	NR	NR	5,706,075	4,944,142

Houston Community College
System Participation Interests
7.875%, due 06/15/25(6)	NR	NR	3,007,095	3,008,628

Irving Certificates of
Obligation-Hotel Occupancy
5.000%, due 08/15/39	Aaa	AAA	3,935,000	3,904,386

Lower Colorado River Authority
Transmission Contract Revenue-LCRA
Transmission Services Corp. Project B
(FSA Insured)
5.250%, due 05/15/20	Aa3	AAA	1,485,000	1,573,803

San Antonio Electric & Gas Systems
5.000%, due 02/01/24(2),(3)	Aa1	AA	4,590,000	4,741,616

San Leanna Educational Facilities Corp.
Higher Educational Revenue
Refunding-Saint Edwards
University Project
5.000%, due 06/01/18	Baa2	BBB+	2,000,000	1,698,640

Tarrant County Cultural Education
Facilities Finance Corp. Revenue
Refunding-Texas Health
Resources-Series A
5.000%, due 02/15/19	Aa3	AA-	5,000,000	5,048,300

				28,469,950

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(concluded)

Washington—16.10%
Chelan County Public Utility District
No. 001 Consolidated Revenue
Refunding-Chelan Hydropower-
Series A (MBIA, Inc. Insured)
6.050%, due 07/01/32(1)	Aa2	AA	$4,225,000	$4,022,369

Energy Northwest Electric Revenue
Refunding-Columbia Station-Series A
5.000%, due 07/01/23	Aaa	AA	7,000,000	7,125,090

Washington State Motor Vehicle
Fuel Tax-Series B
5.000%, due 07/01/26(2),(3)	Aa1	AA+	10,000,000	10,326,800

				21,474,259

Total long-term municipal bonds (cost—$245,002,554)				227,453,271

Short-term municipal note(7)—1.57%

Massachusetts—1.57%
Massachusetts Health & Educational
Facilities Authority Revenue-Museum
of Fine Arts-Series A1
0.250%, due 04/01/09
(cost—$2,100,000)	VMIG-1	A-1+	2,100,000	2,100,000

Repurchase agreement—0.07%

Repurchase agreement dated 03/31/09
with State Street Bank & Trust Co.,
0.010% due 04/01/09, collateralized
by $46,585 Federal Home Loan Bank
obligations,4.375% due 09/17/10
and $48,123 US Treasury Bills, zero
coupon due 07/02/09 to 07/16/09;
(value—$96,901); proceeds:
$95,000 (cost—$95,000)			95,000	95,000

Total investments (cost—$247,197,554)—172.18%				229,648,271

Liabilities in excess of other assets—(12.20)%				(16,273,306)

Liquidation value of auction preferred shares—(59.98)%				(80,000,000)

Net assets applicable to common shareholders—100.00%				$133,374,965

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

Aggregate cost for federal income tax purposes was $227,353,253 and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,599,111

Gross unrealized depreciation	(19,169,093)

Net unrealized depreciation	$(17,569,982)

The difference between book-basis and tax-basis unrealized appreciation/depreciation of investments is attributable to the tax treatment of certain tender option bond transactions.

(1)	Security subject to Alternative Minimum Tax.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 20.53% of net assets applicable to common shareholders as of March 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Security represents underlying bond transferred to a special-purpose entity established in a tender option bond transaction in which the Fund acquired the inverse floater. These securities serve as collateral in a financing transaction. As of March 31, 2009, the aggregate principal amount of the inverse floaters and the floating rate notes are $6,630,000 and $19,865,000, respectively.
(4)	Floating rate security. The interest rate shown is the current rate as of March 31, 2009.
(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.43% of net assets applicable to common shareholders as of March 31, 2009, is considered illiquid and restricted (See table below for more information).

Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted security	date	cost	net assets	03/31/09	net assets

Standing Rock New
Public Housing,
6.000%, due 08/07/13	08/08/02	$656,409	0.49%	$575,657	0.43%

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

(6)	The securities detailed in the table below are considered illiquid and restricted and represent 5.96% of net assets applicable to common shareholders as of March 31, 2009.

			Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted securities	dates	cost	net assets	03/31/09	net assets

Harris County Texas Lease
6.750%, due 05/01/20	09/07/00	$5,706,075	4.28%	$4,944,142	3.71%

Houston Community
College System
Participation Interests
7.875%, due 06/15/25	04/22/02	3,007,095	2.25	3,008,628	2.25

		$8,713,170	6.53%	$7,952,770	5.96%

(7)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2009.

AMBAC	American Municipal Bond Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
HUD	Housing and Urban Development
NATL-RE	National Reinsurance
NR	Not Rated
XLCA	XL Capital Assurance

On October 1, 2008, the Fund adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2009 (unaudited)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments:

Quoted prices in
	active markets	Significant
	for identical	other	Unobservable
	investments	observable	inputs
	(Level 1)	inputs (Level 2)	(Level 3)	Total

Investments, at value	$—	$229,648,271	$—	$229,648,271

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of assets and liabilities—March 31, 2009 (unaudited)

Assets:
Investments in securities, at value (cost—$247,197,554)	$229,648,271

Cash	73

Receivable for interest	3,371,142

Other assets	409,662

Total assets	233,429,148

Liabilities:
Payable for floating rate notes issued	19,865,000

Payable for interest expense and fees on floating rate notes	31,080

Payable to investment advisor and administrator	66,838

Dividends payable to auction preferred shareholders	21,137

Accrued expenses and other liabilities	70,128

Total liabilities	20,054,183

Auction preferred shares Series A, B and C—1,600 non-participating shares, issued and outstanding; $0.001 par value per auction preferred share; $50,000 liquidation value per auction preferred share	80,000,000

Net assets applicable to common shareholders	$133,374,965

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,997,800 shares authorized; 10,356,667 shares issued and outstanding	$153,238,767

Accumulated undistributed net investment income	503,764

Accumulated net realized loss from investment activities and futures	(2,818,283)

Net unrealized depreciation of investments	(17,549,283)

Net assets applicable to common shareholders	$133,374,965

Net asset value per common share ($133,374,965 applicable to 10,356,667 common shares outstanding)	$12.88

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of operations

For the
six months ended
March 31, 2009
(unaudited)

Investment income:
Interest	$5,937,818

Expenses:
Investment advisory and administration fees	955,939

Professional fees	238,525

Auction preferred shares expenses	157,851

Interest expense and fees on floating rate notes	133,850

Reports and notices to shareholders	47,725

Custody and accounting fees	25,697

Directors’ fees	15,346

Transfer agency fees	7,534

Stock exchange listing fees	7,107

Insurance fees	2,243

Other expenses	9,539

1,601,356

Less: Fee waivers by investment advisor and administrator	(570,482)

Net expenses	1,030,874

Net investment income	4,906,944

Net realized and unrealized gains (losses) from investment activities:
Net realized losses from:
Investments	(945,730)

Futures	(715,318)

Net change in unrealized appreciation/depreciation of:
Investments	3,089,124

Futures	(57,303)

Net realized and unrealized gain from investment activities	1,370,773

Dividends paid to auction preferred shareholders from net investment income	(875,958)

Net increase in net assets applicable to common shareholders resulting from operations	$5,401,759

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the six
	months ended	For the
	March 31, 2009	year ended
	(unaudited)	September 30, 2008

From operations:
Net investment income	$4,906,944	$10,488,683

Net realized losses from investment activities and futures	(1,661,048)	(1,071,908)

Net change in unrealized appreciation/depreciation of investments and futures	3,031,821	(21,906,826)

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(875,958)	(3,476,144)

Net realized gains from investment activities	—	(676,786)

Total dividends and distributions paid to auction preferred shareholders	(875,958)	(4,152,930)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	5,401,759	(16,642,981)

Dividends and distributions paid to common shareholders from:
Net investment income	(3,754,292)	(6,819,866)

Net realized gains from investment activities	—	(1,211,730)

Total dividends and distributions paid to common shareholders	(3,754,292)	(8,031,596)

Net increase (decrease) in net assets applicable to common shareholders	1,647,467	(24,674,577)

Net assets applicable to common shareholders:
Beginning of period	131,727,498	156,402,075

End of period	$133,374,965	$131,727,498

Accumulated undistributed net investment income	$503,764	$227,070

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	March 31, 2009
	(unaudited)

Net asset value, beginning of period	$12.72

Net investment income	0.47	(1)

Net realized and unrealized gains (losses) from investment activities	0.13

Common share equivalent of dividends and distributions paid to auction preferred shareholders from: Net investment income	(0.08)

Net realized gains from investment activities	—

Total dividends and distributions paid to auction preferred shareholders	(0.08)

Net increase (decrease) from operations	0.52

Dividends and distributions paid to common shareholders from:
Net investment income	(0.36)

Net realized gains from investment activities	—

Total dividends and distributions paid to common shareholders	(0.36)

Auction preferred shares offering expenses	—

Net asset value, end of period	$12.88

Market value, end of period	$11.25

Total net asset value return(2)	4.23%

Total market price return(3)	3.13%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor including interest expense on floating rate notes	1.60	%(4),(5)

Total expenses, before fee waivers by advisor including interest expense on floating rate notes	2.49	%(4),(5)

Total expenses, net of fee waivers by advisor excluding interest expense on floating rate notes	1.39	%(4)

Net investment income before auction preferred shares dividends	7.62	%(4)

Auction preferred shares dividends from net investment income	1.36	%(4)

Net investment income available to common shareholders	6.26	%(4)

Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$133,375

Portfolio turnover	5%

Asset coverage per share of auction preferred shares, end of period	$133,359

For the years ended September 30,

2008		2007	2006	2005	2004

$15.10		$15.39	$15.66	$15.81	$16.31

1.01	(1)	1.02 (1)	0.98	0.95	0.93

(2.20)		(0.29)	0.27	(0.02)	0.14

(0.34)		(0.39)	(0.27)	(0.21)	(0.08)

(0.07)		—	(0.11)	(0.01)	(0.03)

(0.41)		(0.39)	(0.38)	(0.22)	(0.11)

(1.60)		0.34	0.87	0.71	0.96

(0.66)		(0.63)	(0.73)	(0.74)	(0.93)

(0.12)		—	(0.41)	(0.12)	(0.49)

(0.78)		(0.63)	(1.14)	(0.86)	(1.42)

—		—	—	—	(0.04)

$12.72		$15.10	$15.39	$15.66	$15.81

$11.28		$13.60	$13.95	$13.44	$14.25

(11.07)%		2.24%	5.87%	4.57%	6.02%

(11.90)%		2.08%	13.05%	0.42%	5.57%

1.36	%(5)	1.28%	1.58%	1.66%	1.53%

2.06	%(5)	1.91%	1.97%	1.99%	1.86%

1.33%		1.28%	1.58%	1.66%	1.53%

6.99%		6.68%	6.43%	6.04%	5.91%

2.32%		2.56%	1.74%	1.34%	0.53%

4.67%		4.12%	4.69%	4.70%	5.38%

$131,727		$156,402	$159,430	$162,159	$163,737

20%		27%	54%	49%	45%

$123,182		$121,092	$122,468	$123,709	$124,426

Investment Grade Municipal Income Fund Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value has not been annualized for the period of less than one year and is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(4)	Annualized.
(5)	Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). The standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact that the adoption of FAS 161 may have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Floating-rate notes issued in conjunction with securities held—Tender option bond program
The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds, less fees and expenses.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond on the Portfolio of investments and recognizes the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

At March 31, 2009, the aggregate value of the underlying bonds transferred to special-purpose entities was $26,495,000 and the related liability for Floating-Rate Notes was $19,865,000. The range of interest rates on the liability for Floating-Rate Notes was 0.410% to 5.820%, at a weighted average rate of 1.382% for the six months ended March 31, 2009. At March 31, 2009, the aggregate value of the Inverse Floaters was $6,630,000, at a weighted average yield of 14.674%.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent. At March 31, 2009, the Fund had no futures contracts outstanding.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract, under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares (“APS”). UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.60% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At March 31, 2009, the Fund owed UBS Global AM $66,838 for investment advisory and administration fees, which is composed of $161,944 of investment advisory and administration fees less fees waived of $95,106. For the six months ended March 31, 2009, UBS Global AM waived $570,482 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended March 31, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $7,134,342. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and receive compensation. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, provides certain services to the Fund and certain holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the six months ended March 31, 2009, UBS Financial Services Inc. received from Deutsche Bank $36,839 (paid indirectly by the Fund) for these services.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Auction preferred shares
The Fund has outstanding 582 shares of auction preferred shares Series A, 582 shares of auction preferred shares Series B, and 436 shares of auction preferred shares Series C, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates as of March 31, 2009 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	0.685%

Series B	0.746%

Series C	0.746%

For the six months ended March 31, 2009, the average dividend rates for each Series of APS were 1.77%, 1.68%, and 1.92% for Series A, B and C, respectively.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

On December 12, 2008, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through the redemption date:

	Aggregate	Number of shares	Redemption
Series of APS	principal	redeemed	payment date

Series A	$3,650,000	73	December 19, 2008

Series B	3,650,000	73	December 22, 2008

Series C	2,700,000	54	December 23, 2008

These partial redemptions had the effect of decreasing the level of the Fund’s leverage.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Purchases and sales of securities
For the six months ended March 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $11,298,311 and $16,124,259, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended September 30, 2008 was as follows:

Distributions paid from:	2008

Tax-exempt income	$10,284,613

Ordinary income	62,959

Capital gains	1,836,954

Total distributions paid	$12,184,526

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending on September 30, 2009.

As of and during the period ended March 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended March 31, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The Fund
Investment Grade Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PPM.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Quarterly Form N-Q portfolio schedule
 The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Shareholder meeting information
Please note—Information regarding the Fund’s 2009 Annual Meeting of Shareholders was previously disclosed in a press release dated January 27, 2009. As required by applicable regulations, voting results are being repeated in this report.

On January 15, 2009, the holders of the Fund’s common stock and auction preferred stock (“APS”) were asked to: (i) elect four directors; (ii) consider and vote upon a new advisory and administration contract with lower contractual fees between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”); (iii) to consider, if properly presented,

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

a stockholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated; and (iv) to consider, if properly presented, a stockholder proposal recommending that the board of directors of the Fund be prohibited from retaining UBS Global AM and certain other entities. In addition, the holders of the Fund’s APS also were asked to elect two directors on January 15, 2009. A group of dissident stockholders had also proposed its own slate of nominees for the Fund’s Board of Directors (the “Board”).

Quorum
A “quorum” was necessary for the transaction of business at the Annual Meeting. A quorum is the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting (that is, a majority of the shares outstanding as of the record date). On January 15, 2009, the holders of approximately 65.13% of the common stock and APS outstanding as of the record date were represented in person or by proxy; this constituted a quorum for the matters to be voted upon by all stockholders at the Annual Meeting. An insufficient number of holders of APS were present in person or by proxy to constitute a quorum either on January 15, 2009, or on January 21, 2009, when the adjourned meeting was reconvened solely for the election of the two directors to be elected by holders of the APS. (Approximately 12% of the holders of APS were represented in person or by proxy at the reconvened meeting on January 21, 2009.)

Election of directors
Each of the individuals nominated by the Board for election by holders of both the outstanding common stock and APS, Richard Q. Armstrong, Alan S. Bernikow, Bernard H. Garil and Heather R. Higgins, received a plurality of the votes cast in the election of directors and were reelected to the Board. Each received at least 3.42 million votes “FOR” reelection, and fewer than 333,000 “WITHHOLD” instructions. None of the dissident nominees received more than 2.94 million votes “FOR” election, and they each received more than 55,000 “WITHHOLD” instructions.

Although the election of the two directors to be voted upon solely by holders of the APS could not take place at the reconvened Annual Meeting on January 21, 2009, due to lack of a quorum, the two nominees who presently serve as directors of the Fund and who were last elected by the APS holders in 2008, Meyer Feldberg and Richard R. Burt, will continue to do so under Maryland law. Based on information provided to the Fund at

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

the January 21, 2009, reconvening of the Annual Meeting, among those APS stockholders whose votes were actually represented in person or by proxy, Messrs. Burt and Feldberg each received 126 votes “FOR” reelection and 13 “WITHHOLD” instructions, which exceeded the number of votes received by the dissident nominees (the dissident nominees were each reported to have received 83 votes “FOR” election).

Proposed new advisory and administration agreement
The proposed new investment advisory and administration agreement between the Fund and UBS Global AM did not receive the required affirmative vote of the lesser of (a) 67% or more of the shares present in person or by proxy at the meeting if the holders of 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares. Approximately 52.43% of the holders of stock present in person or by proxy voted “FOR” the proposed agreement. There were 3,537,153 votes in favor of the new agreement. UBS Global AM currently continues to serve as the Fund’s investment advisor and administrator pursuant to the agreement that has been in place for several years.

Stockholder proposals
The stockholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM did not receive the required affirmative vote of the lesser of (a) 67% or more of the shares present in person or by proxy at the meeting if the holders of 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares. Approximately 50.80% of the holders of stock present in person or by proxy voted “FOR” this proposal (3,427,346 votes).

The non-binding stockholder proposal that the Fund’s Board not retain UBS Global AM and certain other entities as investment manager narrowly received more than a majority of the votes cast at the meeting. This non-binding proposal received 3,447,364 votes “FOR,” 3,075,772 votes “AGAINST,” and 223,240 abstentions. The number of “FOR” votes cast on this proposal represented approximately 51.10% of the holders of stock present in person or by proxy and voting (and 33.28% of the Fund’s outstanding shares).

The Board has considered the stockholder proposal that was approved, in light of its fiduciary duties to the Fund and the surrounding circumstances, and will be communicating directly to shareholders.

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The actual voting results for the agenda items were as follows:

Proposal to elect four (4) directors:

		% of	% of		% of	% of
	For	Quorum	O/S*	Withheld	Quorum	O/S*

Fund nominees:
Richard Q. Armstrong	3,427,838	50.81%	33.09%	332,416	4.93%	3.21%

Alan S. Bernikow	3,431,033	50.86%	33.12%	329,221	4.88%	3.18%

Bernard H. Garil	3,430,135	50.84%	33.11%	330,119	4.89%	3.19%

Heather R. Higgins	3,430,608	50.85%	33.12%	329,646	4.89%	3.18%

Dissident nominees:
Arthur D. Lipson	2,930,594	43.44%	28.29%	55,531	0.82%	0.54%

William J. Roberts	2,903,686	43.04%	28.03%	82,439	1.22%	0.80%

Richard A. Rappaport	2,904,267	43.05%	28.04%	81,858	1.21%	0.79%

Gary G. Schlarbaum	2,902,950	43.03%	28.02%	83,175	1.23%	0.80%

Proposal to approve new investment advisory and administration agreement:

	% of	% of		% of	% of		% of	% of
For	Quorum	O/S*	Against	Quorum	O/S*	Abstain	Quorum	O/S*

3,537,153	52.43%	34.15%	3,049,394	45.20%	29.44%	159,830	2.37%	1.54%

Shareholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated:

	% of	% of		% of	% of		% of	% of
For	Quorum	O/S*	Against	Quorum	O/S*	Abstain	Quorum	O/S*

3,427,346	50.80%	33.09%	3,080,077	45.66%	29.73%	238,953	3.54%	2.31%

Shareholder proposal recommending that the Board be prohibited from retaining UBS Global AM and certain other entities as investment manager for the Fund:

	% of	% of		% of	% of		% of	% of
For	Quorum	O/S*	Against	Quorum	O/S*	Abstain	Quorum	O/S*

3,447,364	51.10%	33.28%	3,075,772	45.59%	29.69%	223,240	3.31%	2.16%

“O/S” is the abbreviation for outstanding shares (i.e., the total number of Fund shares issued and outstanding).

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

As noted above, given the lack of a quorum of APS holders on January 21, 2009, a vote was not taken with respect to the two directors who are elected solely by APS holders.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 29, 2009